                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant:

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/X/     Preliminary Proxy Statement

/ /     Definitive Proxy Statement

/ /     Definitive Additional Materials

/ /     Soliciting Material Pursuant to Sections 240.14a-11(c) or
         Sections 240.14a-12

                             The Legends Fund, Inc.
                (Name of Registrant as Specified In Its Charter)

                             The Legends Fund, Inc.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/     No fee required.

/ /     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


         1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

         2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------

         4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

--------------------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3)   Filing Party:

--------------------------------------------------------------------------------

     4)   Date Filed:

--------------------------------------------------------------------------------

                             THE LEGENDS FUND, INC.
                             515 West Market Street
                           Louisville, Kentucky 40202

                    -----------------------------------------

                    Notice of Special Meeting of Shareholders

                    -----------------------------------------

To the Shareholders of The Legends Fund, Inc.:

     A special meeting (the "Meeting") of shareholders of the Scudder Kemper Value Portfolio, Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio (each, a "Portfolio" and collectively, the "Portfolios"), each a series of The Legends Fund, Inc. (the "Fund"), will be held at 515 West Market Street, Louisville, Kentucky 40202, on October 19, 2000 at 3:00 p.m., Eastern Time. The purpose of the Meeting is:

1. with respect to the Scudder Kemper Value Portfolio, to approve or disapprove a new sub-advisory agreement between Touchstone Advisors, Inc. (the "Manager") and EQSF Advisers, Inc. ("EQSF");

2. with respect to the Scudder Kemper Value Portfolio, to approve or disapprove a proposal to amend the investment objective of the Scudder Kemper Value Portfolio;

3. with respect to the Scudder Kemper Value Portfolio, to approve or disapprove a proposal to change the Portfolio's status from diversified to non-diversified;

4. with respect to the Zweig Asset Allocation Portfolio, to approve or disapprove a new sub-advisory agreement between the Manager and Gabelli Asset Management Company ("Gabelli");

5. with respect to the Zweig Equity (Small Cap) Portfolio, to approve or disapprove a new sub-advisory agreement between the Manager and BAMCO, Inc. ("BAMCO"); and

6. to transact such other matters as may properly come before the Meeting or any adjournment thereof.

The Board of Directors of the Fund has fixed the close of business on September 6, 2000 as the record date for determining the number of shares outstanding and the contract holders entitled to give voting instructions with respect to the Portfolios.

                                             By Order of the Board of Directors,


                                             Kevin L. Howard
                                             Secretary
September ___, 2000

EACH CONTRACT HOLDER IS URGED TO EXERCISE THE RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS OF THE PORTFOLIOS BY FILLING IN, DATING AND SIGNING THE ENCLOSED VOTING INSTRUCTIONS CARD AND RETURNING IT IN THE RETURN ENVELOPE PROVIDED.

                             THE LEGENDS FUND, INC.
                             515 West Market Street
                           Louisville, Kentucky 40202

                    -----------------------------------------

                                 PROXY STATEMENT
                        Special Meeting of Shareholders
                         October 19, 2000 at 3:00 p.m.

                    -----------------------------------------

         THE BOARD OF DIRECTORS OF THE LEGENDS FUND, INC. (THE "FUND") SOLICITS YOUR PROXY FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING"). The Meeting is scheduled to be held at 515 West Market Street, Louisville, Kentucky 40202, on October 19, 2000 at 3:00 p.m. As described in more detail below, the Meeting is being called for the following purposes:

 ----------------------------------------------- --------------------------------------
                                                         PORTFOLIO(S) TO WHICH
              SUMMARY OF PROPOSAL                          PROPOSAL APPLIES
 ----------------------------------------------- --------------------------------------
 1.   to approve or disapprove a new             Scudder Kemper Value Portfolio
 sub-advisory agreement (a "New Sub-Advisory
 Agreement") between the Manager and  EQSF
 Advisers, Inc. ("EQSF") as sub-adviser;

 ----------------------------------------------- --------------------------------------
 2. to approve or disapprove a proposal to       Scudder Kemper Value Portfolio
 amend the investment objective of the Scudder
 Kemper Value Portfolio;

 ----------------------------------------------- --------------------------------------
 3. to approve or disapprove a proposal to       Scudder Kemper Value Portfolio
 change the Portfolio's status from diversified
 to non-diversified;
 ----------------------------------------------- --------------------------------------
 4. to approve or disapprove a new               Zweig Asset Allocation Portfolio
 sub-advisory agreement (a "New Sub-Advisory
 Agreement") between the Manager and Gabelli
 Asset Management Company ("Gabelli") as
 sub-adviser; and



                                       5

 ----------------------------------------------- --------------------------------------
 5. to approve or disapprove a new sub-advisory  Zweig Equity (Small Cap) Portfolio agreement (a "New  Sub-Advisory Agreement")
 between the Manager and BAMCO, Inc. ("BAMCO")
 as sub-adviser.
 ----------------------------------------------- --------------------------------------

     The Fund was incorporated in Maryland on July 22, 1992, under the name "Integrity Series Fund, Inc." and is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). It is a series-type investment company currently consisting of four investment portfolios, including the Scudder Kemper Value Portfolio, Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio (each, a "Portfolio" and collectively, the "Portfolios"), which are the subject of the Meeting. Shares of the Portfolios are offered to separate accounts ("Separate Accounts") of Integrity Life Insurance Company ("Integrity") and National Integrity Life Insurance Company ("National Integrity"), a wholly-owned subsidiary of Integrity, for the investment of contributions under certain variable annuity contracts ("contracts") issued by Integrity and National Integrity.

     This Proxy Statement is being furnished on or about September ___, 2000 on behalf of the Board of Directors of the Fund (the "Board of Directors," the "Board" or the "Directors") to the shareholders of the Portfolios for their use in obtaining voting instructions from the contract holders on the proposals to be considered at the Meeting. The Board of Directors has fixed the close of business on September 6, 2000 as the record date (the "Record Date") for determining the number of shares outstanding and the contract holders entitled to give voting instructions to Integrity and National Integrity. At the Record Date, the total number of outstanding shares of the Portfolios were as follows:

                                                              HOLDINGS BY SEPARATE
                                      HOLDINGS BY SEPARATE       ACCOUNT II OF
                                     ACCOUNT II OF INTEGRITY   NATIONAL INTEGRITY
                        TOTAL       ------------------------- --------------------
                      NUMBER OF
                        SHARES               APPROXIMATE               APPROXIMATE
PORTFOLIO            OUTSTANDING    SHARES    PERCENTAGE   SHARES       PERCENTAGE
---------            -----------    ------    ----------   ------       ----------
Scudder Kemper
Value                  -------     -------     ------%     -------      -------%
Zweig Asset
Allocation             -------     -------     ------%     -------      -------%
Zweig Equity
(Small Cap)            -------     -------     ------%     -------      -------%

     As of the Record Date, no person or "group" (as such term is defined in the Securities Exchange Act of 1934, as amended, and the rules thereunder) was known to the Fund to have allocated contributions under variable annuity contracts such that, upon the pass-through of voting rights by Integrity and National Integrity, such person or group would have the right to give voting instructions with respect to more than 5% of the outstanding shares of any Portfolio. The Directors and officers of the Fund, both individually and as a group, own less than 1% of each Portfolio's outstanding shares.

     The Fund expects that the solicitation of voting instructions from contract holders will be made by mail. All costs of the Meeting and the solicitation of voting instructions will be borne by Integrity and National Integrity or one of their affiliates.

     Integrity and National Integrity, the holders of record of shares of the Portfolios, are required to "pass through" to their contract holders the right to vote shares of the Portfolios. The Fund expects that Integrity and National Integrity will solicit voting instructions from their contract holders and that Integrity and National Integrity will vote 100% of the shares of the Portfolios held by their respective Separate Accounts. Integrity and National Integrity will vote shares of the Portfolios for which no instructions have been received in the same proportion as they vote shares for which they have received instructions. Abstentions will have the effect of a negative vote on a Proposal. Unmarked voting instructions from contract holders will be voted in favor of the proposals. Integrity and National Integrity, as record shareholders of the Portfolios, may adjourn the meeting of shareholders for a period or periods of not more than 60 days in the aggregate if necessary to obtain additional voting instructions from contract holders. The cost of preparing and distributing to contract holders additional proxy materials if required in connection with any adjournment will be borne as set forth in the preceding paragraph.

     Proxies executed by shareholders may be revoked by a written instrument received by the Secretary of the Fund at any time before they are exercised, by the delivery of a later-dated proxy or by attendance at the Meeting and voting in person. Pursuant to the Fund's Articles of Incorporation, the presence in person or by proxy of the holders of record of one-third of the shares issued and outstanding and entitled to vote at a meeting shall constitute a quorum for the transaction of business at such meeting.

     The shareholders of each of the Portfolios vote separately with respect to each Proposal. Approval of each Proposal requires the affirmative vote of a majority of the outstanding voting securities of the respective Portfolio. "Majority" for this purpose under the 1940 Act means the lesser of (1) more than 50% of the outstanding shares of the Portfolio or (2) 67% or more of the shares of the Portfolio represented at the meeting if more than 50% of such shares are represented.

     All information in the Proxy Statement about the Manager has been provided by the Manager; all information in the Proxy Statement about EQSF, Gabelli and BAMCO (each a "New Sub-Adviser," and collectively, the "New Sub-Advisers") has been provided by each respective New Sub-Adviser.

EACH CONTRACT HOLDER IS URGED TO EXERCISE THE RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS OF THE PORTFOLIOS BY FILLING IN, DATING AND SIGNING THE VOTING INSTRUCTIONS CARD FOR THE PORTFOLIO(S) AND RETURNING THE CARD IN THE RETURN ENVELOPE PROVIDED.

                                   BACKGROUND

                                 ALL PORTFOLIOS

     For purposes of carrying on the Fund's business of investing in securities, the Fund has entered into a Management Agreement, dated April 4, 2000, with the Manager (the "Management Agreement"). The Management Agreement was last approved by the Board of Directors, including all of the Independent Directors, on February 18, 2000 and by shareholders on April 4, 2000, in connection with a change in the investment manager. Under the terms of the Management Agreement, the Manager is responsible for the management of the Fund and the administration of its business affairs. The Manager is authorized to enter into sub-advisory agreements with registered investment advisers pursuant to which it may delegate its obligations for providing investment advisory and certain other services in connection with the Portfolios. Pursuant to such authority, the Manager has entered into the current sub-advisory agreements (the "Current Sub-Advisory Agreements") for investment advisory services for the Portfolios. Pursuant to the Current Sub-Advisory Agreements with the Manager, the Scudder Kemper Value Portfolio is currently sub-advised by Scudder Kemper Investments, Inc. ("SKI" or a "Current Sub-Adviser") and the Zweig Asset Allocation and Zweig Equity (Small Cap) Portfolios are currently sub-advised by Phoenix/Zweig Advisers ("Zweig" or a "Current Sub-Adviser"). The Board has approved the termination of the Current Sub-Advisory Agreements and replacement of the Current Sub-Advisers with the following New Sub-Advisers:

PORTFOLIO                                    NEW SUB-ADVISER
---------                                    ---------------
Scudder Kemper Value Portfolio               EQSF Advisers, Inc. ("EQSF")

Zweig Asset Allocation Portfolio             Gabelli Asset Management Company ("Gabelli")

Zweig Equity (Small Cap) Portfolio           BAMCO, Inc. ("BAMCO")

     The material terms of each New Sub-Advisory Agreement are substantially similar to those of the respective Current Sub-Advisory Agreement with the exception of the identity of the sub-adviser and the effective date.

     The Manager will continue to be responsible, among other things, for general supervision of and coordination of the services provided by the New Sub-Advisers. Pursuant to the New Sub-Advisory Agreements, the Manager will delegate to the respective New Sub-Advisers the responsibility, subject to the Manager's supervision, to provide a continuous investment program for each Portfolio and to determine the composition of the assets of the Portfolio. This includes providing investment research, advice and supervision, and making and executing decisions as to specific investments.

The Manager, and not the Fund, will be responsible for compensating the New Sub-Advisers.

     The Manager's and each New Sub-Adviser's duties under the New Sub-Advisory Agreements will be performed subject to general oversight by the Board of Directors and in accordance with the investment objectives and policies of the Fund and of the particular Portfolio.

     Each Portfolio currently pays the Manager a fee (the "Management Fee") at the annual rate set forth below, accrued daily and calculated as a percentage of the net assets of each respective Portfolio. The Manager will compensate each New Sub-Adviser out of the Management Fee received from the respective Portfolio. The rates of the fees payable to the New Sub-Advisers are the same as those currently payable to the Current Sub-Advisers, and are described below under Proposals Nos. 1, 4 and 5. The Manager will retain (on an annual basis)
 .25% of average daily net assets of each Portfolio after compensating the New Sub-Advisers.

PORTFOLIO                                  MANAGEMENT FEE PAYABLE BY
                                            PORTFOLIO TO THE MANAGER

Scudder Kemper Value Portfolio                       .65%
Zweig Asset Allocation Portfolio                     .90%
Zweig Equity (Small Cap) Portfolio                  1.05%

     Under the Management Agreement, the Manager voluntarily limits its expenses for each Portfolio, other than for brokerage commissions and the investment management fee, to .50% of average net assets on an annualized basis. The Manager presently intends to continue such expense limitation under the Management Agreement but reserves the right to withdraw or modify this policy.

                 PROPOSAL NO. 1: APPROVAL OR DISAPPROVAL OF THE
            NEW SUB-ADVISORY AGREEMENT BETWEEN THE MANAGER AND EQSF
                                 ADVISERS, INC.

                         SCUDDER KEMPER VALUE PORTFOLIO

BACKGROUND

         The Scudder Kemper Value Portfolio is currently sub-advised by SKI under a Current Sub-Advisory Agreement between the Manager and SKI.

     The Board has determined, based largely on the performance of the Portfolio in comparison to similar funds, that it is in the best interest of the shareholders of the Portfolio to replace the Current Sub-Adviser of the Portfolio. In connection therewith, the Board has approved the termination of the Current Sub-Advisory Agreement and replacement of SKI with EQSF pursuant to a New Sub-Advisory Agreement between the Manager and EQSF. A form of the New Sub-Advisory Agreement is annexed as Exhibit A. The material terms of the New Sub-Advisory Agreement are substantially similar to the Current Sub-Advisory Agreement, with the exception of the identity of the sub-adviser and the effective date. Subject to approval by shareholders of the Portfolio, the New Sub-Advisory Agreement will become effective on November 1, 2000 (the "Effective Date").

THE CURRENT AND NEW SUB-ADVISORY AGREEMENTS

         The Current Sub-Advisory Agreement between the Manager and SKI, dated April 4, 2000, with respect to Scudder Kemper Value Portfolio was last approved by the Board of Directors, including all of the Independent Directors, on February 18, 2000 and by shareholders on April 4, 2000, in connection with a change in the investment manager. The following is a summary of the material terms of New Sub-Advisory Agreement, which are substantially similar to the material terms of the Current Sub-Advisory Agreement, with the exception of the identity of the New Sub-Adviser and effective date:

         ADVISORY SERVICES. EQSF will provide a continuous investment program for the Portfolio, including investment research with respect to all securities and investments and cash equivalents in the Portfolio.

         COMPENSATION FOR SERVICES. The Manager (and not the Fund) will pay to EQSF a sub-advisory fee at the annual rate of .40%, calculated as a percentage of the average daily net assets of the Portfolio. This rate is the same as the rate in effect under the Current Sub-Advisory Agreement. The sub-advisory fee for the fiscal year ended June 30, 2000 paid to SKI by the Manager was $127,884.95 with respect to the Portfolio.

         PAYMENT OF EXPENSES. EQSF agrees to assume and pay all of the costs and expenses of performing its obligations under the New Sub-Advisory Agreement.

         LIMITATION OF LIABILITY. Under the New Sub-Advisory Agreement, except as may otherwise be required under the 1940 Act, EQSF and any of its affiliated persons and each person who, within the meaning of Section 15 of the Securities Act of 1933, as amended, controls EQSF will not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered thereunder, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of EQSF's duties, or by reason of reckless disregard of EQSF's obligations and duties thereunder.

         TERM. The New Sub-Advisory Agreement provides that it will continue in effect for two years and thereafter from year to year, subject to approval at least annually in accordance with the requirements of the 1940 Act ("Annual Approval").

         TERMINATION; ASSIGNMENT. The New Sub-Advisory Agreement may be terminated at any time without penalty upon 60 days' written notice by EQSF, the Manager, the Board of Directors, acting pursuant to a resolution adopted by a majority of the Directors who are not "interested persons" of the Fund ("Independent Directors"), or by the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Portfolio (as defined in the 1940 Act). The New Sub-Advisory Agreement also provides that it will automatically terminate in the event of its assignment (as defined in the 1940
Act) or termination of the Management Agreement.

BOARD CONSIDERATIONS

          At a meeting held on August 21, 2000, the Board of Directors, including all the Independent Directors, unanimously approved the New Sub-Advisory Agreement pursuant to which EQSF will serve as the Portfolio's new sub-adviser in place of SKI. The Board took into account the fact that except for the identity of the New Sub-Adviser and the effective date of the New Sub-Advisory Agreement, the material terms of the New Sub-Advisory Agreement, including the compensation payable thereunder, are substantially similar to those of the Current Sub-Advisory Agreement with SKI. The Board determined that the terms of the New Sub-Advisory Agreement are fair and reasonable and that the approval of the New Sub-Advisory Agreement on behalf of the Portfolio is in the best interests of the Portfolio and its shareholders. In conjunction with the proposed change in sub-adviser, the Board also approved a change in the name of the Scudder Kemper Value Portfolio to the "Third Avenue Value Portfolio."

         In approving the New Sub-Advisory Agreement, the Directors evaluated the factors they deemed relevant with respect to the Portfolio. The Board considered the Manager's recommendation that the New Sub-Advisory Agreement be approved. In connection therewith, the Board considered that as part of the Manager's oversight responsibilities pursuant to the Management Agreement, the Manager (i) evaluates each Portfolio's performance in comparison to similar mutual funds and other market information, (ii) conducts searches for a replacement sub-adviser for each Portfolio when deemed necessary, (iii) selects, subject to the review and approval of the Board, a new sub-adviser that has distinguished itself by superior performance and (iv) oversees the continued performance of each sub-adviser.

         The Board has determined, based largely on the performance of the Portfolio in comparison to similar funds, that it is in the best interest of the shareholders to replace SKI as sub-adviser for the Portfolio. In selecting EQSF, the Board reviewed, among other things, EQSF's historical performance record in managing similar investment companies and other client accounts, its name recognition in the investment community, its financial condition, and its overall commitment to the investment advisory business. In that regard, the Board considered that EQSF has been an investment adviser for mutual funds since its organization in 1986 and, as of June 30, 2000, managed approximately $2 billion in assets.

         In conjunction with the proposed change in sub-adviser, the Board has approved a change in the investment objective of the Scudder Kemper Value Portfolio. The investment objective of the Portfolio is a fundamental policy and may not be changed without shareholder approval, which is being sought under Proposal No. 2. The investment objective of the Portfolio is currently to seek primarily long-term capital appreciation with a secondary objective of current income. The proposed new investment objective of the Portfolio will be to seek long-term capital appreciation.

         In addition, to permit EQSF more flexibility in pursuing its investment strategy, the Manager has recommended, and the Board has approved, a change in the Portfolio's diversified status to that of a non-diversified investment company under the 1940 Act. The Board determined that the flexibility to concentrate the Portfolio's assets in a smaller number of securities may enhance EQSF's ability to structure a portfolio that has a greater potential to produce long-term capital appreciation. The diversified status of the Portfolio is a fundamental policy that may be changed only with shareholder approval, which is being sought under Proposal No. 3.

         The Board also approved the Manager's recommendation that the principal investment strategy of the Portfolio be modified in conjunction with the retention of the New Sub-Adviser. The principal investment strategy of the Portfolio is not a fundamental policy and may be changed by vote of the Board without shareholder approval. EQSF proposes to manage the Portfolio in a manner similar to a retail mutual fund currently managed by EQSF, the Third Avenue Value Fund. As a result, the Portfolio's principal investment strategy will be to seek to invest mainly by acquiring common stocks of well-financed companies (meaning companies without significant debt in comparison to their cash resources) at a substantial discount to what the sub-adviser believes is their true value. The principal investment strategy of the Scudder Kemper Value Portfolio is currently to invest primarily in equity securities considered by its sub-adviser to be undervalued. Thus, the "value" orientation of the Portfolio will not change. The Portfolio will also seek to acquire senior securities, such as preferred stocks and debt instruments, that the New Sub-Adviser believes are undervalued. In conjunction with the proposed change in sub-adviser, the Board has approved a change in the name of the Scudder Kemper Value Portfolio to the "Third Avenue Value Portfolio." The changes in the Portfolio's name, investment objective, diversified status and principal investment strategy will become effective on the Effective Date, subject to shareholder approval of Proposals Nos. 1, 2 and 3.

INFORMATION ABOUT EQSF

         EQSF Advisers, Inc., 767 Third Avenue, New York, NY 10017-2023, has been an investment adviser for mutual funds since its organization in 1986 and is controlled by Martin J. Whitman and his adult children. This control is based upon ownership in the aggregate of 75% of the outstanding common stock of EQSF. Mr. Whitman is Chairman and Chief Executive Officer of EQSF. As of June 30, 2000, EQSF managed approximately $2 billion in assets. EQSF also serves as investment adviser to other investment companies having similar investment objectives to the Scudder Kemper Value Portfolio (as proposed to be amended) as indicated in EXHIBIT B.

         The following chart lists the names, addresses and principal occupation of the principal officers and directors of EQSF. The address of each, as it relates to his or her duties with EQSF, is the same as that of EQSF:

NAME              PRINCIPAL OCCUPATION
----              --------------------
Martin J.         Chairman and CEO (3/90 to Present), President (1/91 to 5/98),
Whitman           of Third Avenue Trust (the "Trust"); Chairman and CEO (3/90 to
                  Present), President (1/91 to 2/98), of EQSF Advisers, Inc.;
                  Chairman, CEO (1/1/95 to Present), President (1/1/95 to
                  6/29/95) and Chief Investment Officer (10/92 to Present),
                  President (1/1/95 to 6/29/95) and Chief Investment Officer
                  (10/92 to Present) of M.J. Whitman Advisers, Inc., a
                  subsidiary of MJWHC; Chairman, CEO (1/1/95 to Present) and
                  President (1/1/95 to 6/29/95) of MJWHC and of M.J. Whitman,
                  Inc., a subsidiary of MJWHC and the successor broker-dealer of
                  M.J. Whitman, L.P. (MJWLP), a Delaware limited partnership which has been dissolved; Distinguished Management Fellow
                  (1972 to 2000) and Member of the Advisory Board (10/94 to
                  6/95) of the Yale School of Management at Yale University;
                  Director and Chairman (8/90 to Present), President (8/90 to
                  12/90), CEO (8/96 to Present) and Chief Investment Officer
                  (12/90 to 8/96) of Danielson Holding Corporation, and a
                  Director of its subsidiaries; Director (3/91 to Present) of
                  Nabors Industries, Inc., an international oil drilling
                  contractor; Director (8/97 to Present) of Tejon Ranch Co.;
                  President and CEO (10/74 to Present) of Martin J. Whitman &
                  Co., Inc., (formerly M.J. Whitman & Co., Inc.), a private
                  investment company; Chairman of the Board and Trustee of Third
                  Avenue Variable Series Trust (1999 to Present); Trustee or
                  Director of the Trust or its predecessor since its inception;
                  Chartered Financial Analyst.

David M.          President (5/98 to Present), and Executive Vice President
Barse             (4/95 to 5/98) of the Trust; President, Chief Operating
                  Officer and Director (7/96 to Present) of Danielson Holding
                  Corporation; Director (8/96 to Present) of National American
                  Insurance Company of California; President (2/98 to Present),
                  Executive Vice President (4/95 to 2/98), and Director (4/95 to
                  Present) of EQSF Advisers, Inc.; President (6/95 to Present),
                  Director, Chief Operating Officer (1/95 to Present), Secretary
                  (1/95 to 1/96) and Executive Vice President (1/95 to 6/95) of
                  MJWHC; President (6/95 to Present), Director and COO (1/95 to
                  Present), Secretary (1/95 to 1/96), Executive Vice President
                  (1/95 to 6/95) of M.J. Whitman, Inc.; President (6/95 to
                  Present), Director and COO (1/95 to Present), Executive Vice
                  President (1/95 to 6/95) and Corporate Counsel (10/92 to
                  12/95) of M.J. Whitman Advisers, Inc.; President (6/99 to
                  Present) of Third Avenue Variable Series Trust; Director (6/97
                  to Present) of CGA Group, Ltd.; Director (7/94 to 12/94),
                  Executive Vice President and Secretary (1/92 to 12/94) of
                  Whitman Securities Corp.



                                       15

Michael           Treasurer and CFO of the Trust (3/90 to Present); Treasurer
Carney            and CFO (6/99 to Present) of Third Avenue Variable Series
                  Trust; Director (1/1/95 to Present), Executive Vice President,
                  Chief Financial Officer (6/29/95 to Present) of MJWHC and of
                  M.J. Whitman, Inc.; Treasurer, Director (1/1/95 to Present),
                  Executive Vice President (6/29/95 to Present) and CFO (10/92
                  to Present) of M.J. Whitman Advisers, Inc.; Treasurer (12/93
                  to 4/96) of Longstreet Investment Corp.; CFO (3/26/93 to 6/95)
                  of Danielson Trust Company; Limited Partner (1/92 to 12/31/94)
                  of M.J. Whitman, L.P.; CFO of WHR Management Corporation (8/91
                  to Present), Danielson Holding Corporation (8/90 to Present)
                  and Carl Marks Strategic Investments, L.P., an investment
                  partnership (1/90 to 4/94); CFO (1/90 to 4/94) of Carl Marks &
                  Co., Inc., a broker-dealer; CFO (8/89 to 12/90) of Whitman
                  Advisors, Ltd.; CFO and Treasurer (5/89 to 4/94) of Equity
                  Strategies Fund, Inc.; CFO and Treasurer (5/89 to Present) of
                  EQSF Advisers, Inc.; CFO (5/89 to Present) of Whitman
                  Heffernan Rhein & Co., Inc., Martin J. Whitman & Co., Inc.,
                  (formerly M.J. Whitman & Co., Inc.) and WHR Management
                  Company, L.P., a firm managing investment partnerships.

W. James          General Counsel and Secretary (6/00 to Present) of Danielson
Hall              Holding Corporation; General Counsel and Secretary (6/00 to
                  Present) of MJWHC, M.J. Whitman, Inc., and M. J. Whitman
                  Advisers, Inc.; General Counsel and Secretary (6/00 to
                  Present) of the Trust; General Counsel and Secretary (6/00 to
                  Present) of EQSF Advisers, Inc.; General Counsel and Secretary
                  (6/00 to Present) of Third Avenue Variable Series Trust;
                  Associate (2/00 to 6/00) Paul, Weiss, Rifkind, Wharton &
                  Garrison; Associate (11/96 to 1/00), Morgan Lewis & Bockius;
                  Associate (12/91 to 6/96) Gibson, Dunn & Crutcher.









                                       16

Kerri Weltz       Assistant Treasurer (5/96 to Present), Controller (1/96 to
                  Present), Assistant Controller (1/93 to 12/95) and Staff
                  Accountant (1/92 to 12/92) for the Trust; Controller (1/96 to
                  Present), Assistant Controller (1/93 to 12/95), and Staff
                  Accountant (1/92 to 12/92) of EQSF Advisers, Inc.; Assistant
                  Treasurer (6/99 to Present) of Third Avenue Variable Series
                  Trust; Controller (8/96 to Present), of Danielson Holding
                  Corp.; Controller (5/96 to Present) and Assistant Controller
                  (1/95 to 5/96) of Whitman Heffernan & Rhein Workout Fund II,
                  L.P. and Whitman Heffernan & Rhein Workout Fund II-A, L.P.;
                  Controller (5/96 to Present) of WHR Management Corp.;
                  Controller (5/96 to present), Assistant Controller (1/93 to
                  5/96) and Staff Accountant (5/91 to 12/92), of Whitman
                  Heffernan Rhein & Co., Inc.; Controller (5/96 to Present) of
                  Martin J. Whitman & Co., Inc.; Assistant Controller (10/94 to
                  4/96) of Longstreet Investment Corp and Emerald Investment
                  Partners, L.P.; Assistant Controller (1/93 to 4/94) and Staff
                  Accountant (1/92 to 12/92) of Equity Strategies Fund, Inc.;
                  Payroll manager (5/91 to 12/93) of M.J. Whitman, L.P.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         At an in-person meeting held on August 21, 2000, the Board of Directors, including all of the Independent Directors, voted unanimously to approve the New Sub-Advisory Agreement with respect to the Scudder Kemper Value Portfolio and to recommend that shareholders of the Portfolio vote "FOR" the New Sub-Advisory Agreement.

         IF PROPOSAL NO. 1 IS NOT APPROVED BY THE SHAREHOLDERS OF THE SCUDDER KEMPER VALUE PORTFOLIO, THE BOARD WILL CONSIDER WHAT OTHER ACTION, IF ANY, SHOULD BE TAKEN TO OBTAIN SUB-ADVISORY SERVICES WITH RESPECT TO SUCH PORTFOLIO. FAILURE TO APPROVE PROPOSAL NO. 1 BY THE SHAREHOLDERS OF THE SCUDDER KEMPER VALUE PORTFOLIO WILL NOT AFFECT THE APPROVAL OF PROPOSALS NOS. 4 AND 5 WITH RESPECT TO THE OTHER PORTFOLIOS.

             PROPOSAL NO. 2: APPROVAL OR DISAPPROVAL OF THE PROPOSAL
                    TO AMEND THE INVESTMENT OBJECTIVE OF THE
                         SCUDDER KEMPER VALUE PORTFOLIO

                         SCUDDER KEMPER VALUE PORTFOLIO

BACKGROUND

         The current investment objective of Scudder Kemper Value Portfolio is to seek primarily long-term capital appreciation with a secondary objective of current income. To permit the Portfolio's proposed New Sub-Adviser, EQSF, more flexibility in pursuing its investment strategy, the Manager has recommended, and the Board has approved, revising the Portfolio's investment objective to eliminate a secondary objective of seeking current income. As revised, the Portfolio's investment objective would be "to seek long-term capital appreciation." The investment objective of the Portfolio is a fundamental policy that may be changed only with shareholder approval.

         In connection with the proposed change to the Scudder Kemper Value Portfolio's investment objective, the Board has adopted, subject to shareholder approval of this Proposal No. 2, a modification of the Portfolio's principal investment strategy. The principal investment strategy of the Portfolio is not a fundamental policy and may be changed by vote of the Board without shareholder approval. EQSF proposes to manage the Portfolio in a manner similar to a retail mutual fund currently managed by EQSF, the Third Avenue Value Fund. As a result, the Portfolio's principal investment strategy will be to seek to invest mainly by acquiring common stocks of well-financed companies (meaning companies without significant debt in comparison to their cash resources) at a substantial discount to what the sub-adviser believes is their true value. The principal investment strategy of the Scudder Kemper Value Portfolio is currently to invest primarily in equity securities considered by its sub-adviser to be undervalued. Thus, the "value" orientation of the Portfolio will not change. The Portfolio will also seek to acquire senior securities, such as preferred stocks and debt instruments, that EQSF believes are undervalued.

BOARD CONSIDERATIONS

         The Board believes that the flexibility to invest a greater percentage of the Portfolio's assets without regard to the need to seek income will enhance the EQSF's ability to structure a portfolio that has a greater potential to produce long-term capital appreciation. The Board considered many factors, including the Manager's recommendation that EQSF be permitted to manage the Portfolio's assets in a manner similar to a retail mutual fund, the Third Avenue Value Fund, which has an investment objective of long-term capital appreciation. As the proposed New Sub-Adviser of the Portfolio, EQSF will seek to achieve the Portfolio's objective of seeking long-term capital appreciation by adhering to a strict value discipline in selecting securities, which means it will invest in securities whose prices are low in relation to what it believes is the true value of the securities. EQSF believes this discipline both lowers risk and increases capital appreciation potential. In evaluating potential investments which fit this discipline, current income from dividends and income will generally not be an important consideration in selecting portfolio securities. This generally means that the Portfolio will have fewer income producing investments than a fund which has a secondary objective of seeking current income. However, because the Portfolio will continue to have the flexibility to invest a portion of its total assets in income producing instruments, the Board has determined that the main risks of investing in the Portfolio will not change substantially due to the elimination of the secondary investment objective.

         Subject to receipt of shareholder approval of the New Sub-Advisory Agreement (see Proposal No. 1) and this proposal, the change in the Portfolio's investment objective will take effect on November 1, 2000.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         At an in-person meeting held on August 21, 2000, the Board of Directors, including all of the Independent Directors, voted unanimously to approve the change in the investment objective of the Scudder Kemper Value Portfolio and to recommend that shareholders of the Portfolio vote "FOR" changing the investment objective of the Portfolio.

         IF PROPOSAL NO. 2 IS NOT APPROVED BY THE SHAREHOLDERS OF THE SCUDDER KEMPER VALUE PORTFOLIO, THE BOARD WILL CONSIDER WHAT OTHER ACTION, IF ANY, SHOULD BE TAKEN TO CHANGE THE INVESTMENT OBJECTIVE WITH RESPECT TO SUCH PORTFOLIO. FAILURE TO APPROVE PROPOSAL NO. 2 BY THE SHAREHOLDERS OF THE SCUDDER KEMPER VALUE PORTFOLIO WILL NOT AFFECT THE APPROVAL OF PROPOSALS NOS. 1 OR 3 WITH RESPECT TO THE PORTFOLIO OR PROPOSALS NOS. 4 OR 5 WITH RESPECT TO THE OTHER PORTFOLIOS.

             PROPOSAL NO. 3: APPROVAL OR DISAPPROVAL OF THE PROPOSAL
      TO CHANGE THE PORTFOLIO'S STATUS FROM DIVERSIFIED TO NON-DIVERSIFIED

                         SCUDDER KEMPER VALUE PORTFOLIO

BACKGROUND

         The Scudder Kemper Value Portfolio is currently a diversified investment company under the 1940 Act. This means that with respect to 75% of its total assets, the Portfolio is limited in its investment in any one issuer (other than Government securities or securities of other investment companies) to an amount not greater in value than 5% of the value of the Portfolio's total assets and to not more than 10% of the outstanding voting securities of that issuer. To permit the Portfolio's proposed New Sub-Adviser, EQSF, more flexibility in pursuing its investment strategy, the Manager has recommended, and the Board has approved, a change in the Portfolio's diversified status to that of a non-diversified investment company under the 1940 Act. The diversified status of the Portfolio is a fundamental policy that may be changed only with shareholder approval.

BOARD CONSIDERATIONS

         In conjunction with the Board's approval of the New Sub-Advisory Agreement with EQSF with respect to the Portfolio, the Board has determined that it is in the best interest of the Portfolio to change the status of the Portfolio under the 1940 Act to that of a non-diversified investment company. The Board considered many factors, including the Manager's recommendation that EQSF be permitted to manage the Portfolio's assets in a manner similar to a retail mutual fund currently managed by EQSF, the Third Avenue Value Fund, which is non-diversified. The Board considered that, as a non-diversified fund, the Portfolio will be permitted to invest more of its assets in the securities of a single issuer than if it were a diversified fund. Overall, the Portfolio may invest a relatively greater percentage of its assets in the securities of a more limited number of issuers than if it were a diversified fund.

         The Board considered that by concentrating in a smaller number of issuers, the Portfolio's potential for higher returns may be increased because positive developments affecting an individual issuer will tend to have a greater impact on the Portfolio's overall performance. However, by concentrating the Portfolio's assets in a smaller number of issuers, the Board also considered that the Portfolio's risk may increase because adverse business, economic, political or regulatory developments affecting a single issuer may potentially have a greater adverse impact on the Portfolio's performance than if the Portfolio's assets were invested in a greater number of issuers.

         The Board took into consideration the Portfolio's intention to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, which requires the Portfolio to be diversified (i.e. not invest more than 5% of its assets in the securities in any one issuer) as to 50% of its assets. After considering all relevant factors, the Board concluded that the flexibility to concentrate the Portfolio's assets in a smaller number of securities should enhance the New Sub-Adviser's ability to structure a portfolio that has a greater potential to produce long-term capital appreciation.

         Subject to receipt of shareholder approval of the New Sub-Advisory Agreement (see Proposal No. 1) and this proposal, the change in the Portfolio's diversified status will take effect on November 1, 2000.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         At an in-person meeting held on August 21, 2000, the Board of Directors, including all of the Independent Directors, voted unanimously to approve the change in the diversified status of the Scudder Kemper Value Portfolio and to recommend that shareholders of the Portfolio vote "FOR" changing the investment objective of the Portfolio.

         IF PROPOSAL NO. 3 IS NOT APPROVED BY THE SHAREHOLDERS OF THE SCUDDER KEMPER VALUE PORTFOLIO, THE BOARD WILL CONSIDER WHAT OTHER ACTION, IF ANY, SHOULD BE TAKEN TO CHANGE THE DIVERSIFIED STATUS WITH RESPECT TO SUCH PORTFOLIO. FAILURE TO APPROVE PROPOSAL NO. 3 BY THE SHAREHOLDERS OF THE SCUDDER KEMPER VALUE PORTFOLIO WILL NOT AFFECT THE APPROVAL OF PROPOSALS NOS. 1 OR 2 WITH RESPECT TO THE PORTFOLIO OR PROPOSALS NOS. 4 OR 5 WITH RESPECT TO THE OTHER PORTFOLIOS.

               PROPOSAL NO. 4: APPROVAL OR DISAPPROVAL OF THE NEW
             SUB-ADVISORY AGREEMENT BETWEEN THE MANAGER AND GABELLI
                            ASSET MANAGEMENT COMPANY

                        ZWEIG ASSET ALLOCATION PORTFOLIO

BACKGROUND

         The Zweig Asset Allocation Portfolio is currently sub-advised by Zweig under a Current Sub-Advisory Agreement between the Manager and Zweig.

         The Board has determined, based largely on the performance of the Portfolio in comparison to similar funds, that it is in the best interest of the shareholders of the Portfolio to replace the Current Sub-Adviser of the Portfolio. In connection therewith, the Board has approved the termination of the Current Sub-Advisory Agreement and replacement of Zweig with Gabelli pursuant to a New Sub-Advisory Agreement between the Manager and Gabelli. A form of the New Sub-Advisory Agreement is annexed as EXHIBIT A. The material terms of the New Sub-Advisory Agreement are substantially similar to the Current Sub-Advisory Agreement, with the exception of the identity of the sub-adviser and the effective date. Upon approval by shareholders of the Portfolio, the New Sub-Advisory Agreement will become effective on November 1, 2000 (previously defined as the Effective Date).

THE CURRENT AND NEW SUB-ADVISORY AGREEMENTS

         The Current Sub-Advisory Agreement between the Manager and Zweig, dated April 4, 2000, with respect to Zweig Asset Allocation Portfolio was last approved by the Board of Directors, including all of the Independent Directors, on February 18, 2000 and by shareholders on April 4, 2000, in connection with a change in the investment manager. The following is a summary of the material terms of New Sub-Advisory Agreement, which are substantially similar to the material terms of the Current Sub-Advisory Agreement, with the exception of the identity of the sub-adviser and effective date:

         ADVISORY SERVICES. Gabelli will provide a continuous investment program for the Portfolio, including investment research with respect to all securities and investments and cash equivalents in the Portfolio.

         COMPENSATION FOR SERVICES. The Manager (and not the Fund) will pay to Gabelli a sub-advisory fee at the annual rate of .65%, calculated as a percentage of the average daily net assets of the Portfolio. This rate is the same as the rate in effect under the Current Sub-Advisory Agreement. The sub-advisory fee for the fiscal year ended June 30, 2000 paid to the Current Sub-Adviser by the Manager was $128,198.25 with respect to the Portfolio.

         PAYMENT OF EXPENSES. Gabelli agrees to assume and pay all of the costs and expenses of performing its obligations under the New Sub-Advisory Agreement.

         LIMITATION OF LIABILITY. Under the New Sub-Advisory Agreement, except as may otherwise be required under the 1940 Act, Gabelli and any of its affiliated persons and each person who, within the meaning of Section 15 of the Securities Act of 1933, as amended, controls Gabelli will not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered thereunder, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of Gabelli's duties, or by reason of reckless disregard of Gabelli's obligations and duties thereunder.

         TERM. The New Sub-Advisory Agreement provides that it will continue in effect for two years and thereafter from year to year, subject to Annual Approval.

         TERMINATION; ASSIGNMENT. The New Sub-Advisory Agreement may be terminated at any time without penalty upon 60 days' written notice by Gabelli, the Manager, the Board of Directors, acting pursuant to a resolution adopted by a majority of the Independent Directors, or by the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Portfolio (as defined in the 1940 Act). The New Sub-Advisory Agreement also provides that it will automatically terminate in the event of its assignment (as defined in the 1940 Act) or termination of the Management Agreement.

BOARD CONSIDERATIONS

          At a meeting held on August 21, 2000, the Board of Directors, including all the Independent Directors, unanimously approved the New Sub-Advisory Agreement pursuant to which Gabelli will serve as the Portfolio's sub-adviser in place of Zweig. The Board took into account the fact that except for the identity of the New Sub-Adviser and the effective date of the New Sub-Advisory Agreement, the material terms of the New Sub-Advisory Agreement, including the compensation payable thereunder, are substantially similar to those of the Current Sub-Advisory Agreement with Zweig. The Board determined that the terms of the New Sub-Advisory Agreement are fair and reasonable and that the approval of the New Sub-Advisory Agreement on behalf of the Portfolio is in the best interests of the Portfolio and its shareholders. In conjunction with the proposed change in sub-adviser, the Board also approved a change in the name of the Zweig Asset Allocation Portfolio to the "Gabelli Large Cap Value Portfolio."

         In approving the New Sub-Advisory Agreement, the Directors evaluated the factors they deemed relevant with respect to the Portfolio. The Board considered the Manager's recommendation that the New Sub-Advisory Agreement be approved. In connection therewith, the Board considered that as part of the Manager's oversight responsibilities pursuant to the Management Agreement, the Manager (i) evaluates each Portfolio's performance in comparison to similar mutual funds and other market information, (ii) conducts searches for a replacement sub-adviser for each Portfolio when deemed necessary, (iii) selects, subject to the review and approval of the Board, a new sub-adviser that has distinguished itself by superior performance and
(iv) oversees the continued performance of each sub-adviser.

         The Board determined, based largely on the performance of the Portfolio in comparison to similar funds, that it is in the best interest of the shareholders to replace Zweig as sub-adviser for the Portfolio. In selecting Gabelli, the Board reviewed, among other things, Gabelli's historical performance record in managing similar investment companies and other client accounts, its name recognition in the investment community, its financial condition, and its overall commitment to the investment advisory business. The Board also considered that Gabelli serves as an investment adviser to investment companies and separate accounts, with aggregate assets in excess of $9.6 billion as of June 30, 2000.

         The Board also approved the Manager's recommendation that the principal investment strategy of the Portfolio be changed in conjunction with the retention of the New Sub-Advisor. The fundamental investment objective of the Portfolio is to seek long-term capital appreciation. There is no proposal to change this objective or any of the Fund's fundamental investment restrictions. Gabelli proposes to manage the Portfolio in a manner similar to a retail mutual fund currently managed by Gabelli, the Gabelli Blue Chip Value Fund. As a result, the Portfolio's principal investment strategy will be to seek to invest primarily in common stocks of large, well known, widely-held, high quality companies that have a market capitalization of greater than $5 billion. Companies of this general type are often referred to as "Blue Chip" companies. The principal investment strategy of the Zweig Asset Allocation Portfolio is currently to invest primarily in mid-sized and large company stocks that the portfolio manager considers to be comparable to the stocks included in the S&P 500 that have a minimum of $400 million market capitalization. Thus, the Portfolio's primary focus may move to larger capitalization companies. In conjunction with the proposed change in sub-adviser, the Board has approved a change in the name of the Zweig Asset Allocation Portfolio to the "Gabelli Large Cap Value Portfolio." The changes in the Portfolio's name and principal investment strategy will also become effective on the Effective Date subject to shareholder approval of the New Sub-Advisory Agreement.

INFORMATION ABOUT GABELLI

         Gabelli Asset Management Company is located at One Corporate Center, Rye, New York 10580-1434. Gabelli, a wholly-owned subsidiary of Gabelli Asset Management Inc., acts as investment adviser for individuals, pension trusts, profit-sharing trusts, endowments, charitable organizations and others, and had assets of approximately $9.6 billion under its management as of June 30, 2000; Gabelli serves as an investment adviser to other investment companies with aggregate assets in excess of $1 billion as of June 30, 2000. Gabelli is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a "controlling person" of Gabelli on the basis of his controlling interest of the ultimate parent company of Gabelli. Gabelli has several affiliates that provide investment advisory services: Gabelli Funds, LLC is a New York limited liability company organized in 1999 and acts investment adviser to the Gabelli family of funds with assets under management of approximately $12.6 billion as of June 30, 2000. Gabelli Funds, LLC is a wholly owned subsidiary of Gabelli Asset Management Inc., a publicly held company listed on the New York Stock Exchange. Gabelli Advisers, Inc. acts as investment adviser to the Gabelli Westwood Funds with assets under management of approximately $9.6 billion as of June 30, 2000; and Gabelli
Fixed Income LLC acts as investment adviser for the five portfolios of The Treasurer's Fund, Inc. and separate accounts having assets under management of approximately $1 billion as of June 30, 2000. Gabelli or its affiliates also serves as investment adviser to other investment companies having similar investment objectives to the Zweig Asset Allocation Portfolio (as proposed to be amended) as indicated in EXHIBIT C.

         The following chart lists the names and principal occupations of the principal executive officers and shareholders of Gabelli. The address of each, as it relates to his or her duties with Gabelli, is the same as that of Gabelli.

NAME                       PRINCIPAL OCCUPATION
----                       --------------------
Mario J. Gabelli           Chairman of the Board and Chief Investment Officer of
                           Gabelli Asset Management Inc. and Chief Investment
                           Officer of Gabelli Asset Management Company and
                           Gabelli Funds, LLC; Chairman of the Board of Lynch
                           Corporation (diversified manufacturing company) and
                           Chairman of the Board and Chief Executive Officer of
                           Lynch Interactive Corporation (multimedia and
                           services company); Director of Spinnaker Industries,
                           Inc. (manufacturing company); Director or Trustee of
                           18 other mutual funds advised by Gabelli and it
                           affiliates.

Douglas R.                 Executive Vice President, Managing Director and Chief
Jamieson                   Operating Officer of Gabelli Asset Management Company
                           since 1981.

Joseph R.                  Chairman of the Board and Managing Director of
Rindler, Jr.               Gabelli Asset Management Company since 1986.

James E. McKee             Vice President, Secretary and General Counsel of
                           Gabelli Asset Management Company since 1993, and of
                           Gabelli Asset Management Inc. since 1999; Secretary
                           of Gabelli Funds, LLC; Secretary of all mutual funds
                           advised by Gabelli Funds, LLC and Gabelli Advisers,
                           Inc. since August 1995.


RECOMMENDATION OF THE BOARD OF DIRECTORS

         At an in-person meeting held on August 21, 2000 the Board of Directors, including all of the Independent Directors, voted unanimously to approve the New

Sub-Advisory Agreement with respect to the Zweig Asset Allocation Portfolio and to recommend that shareholders of the Portfolio vote "FOR" the New Sub-Advisory Agreement.

         IF PROPOSAL NO. 4 IS NOT APPROVED BY THE SHAREHOLDERS OF THE ZWEIG ASSET ALLOCATION PORTFOLIO, THE BOARD WILL CONSIDER WHAT OTHER ACTION, IF ANY, SHOULD BE TAKEN TO OBTAIN SUB-ADVISORY SERVICES WITH RESPECT TO SUCH PORTFOLIO. FAILURE TO APPROVE PROPOSAL NO. 4 BY THE SHAREHOLDERS OF THE ZWEIG ASSET ALLOCATION PORTFOLIO WILL NOT AFFECT THE APPROVAL OF PROPOSALS NOS. 1, 2, 3 AND 5 WITH RESPECT TO THE OTHER PORTFOLIOS.

               PROPOSAL NO. 5: APPROVAL OR DISAPPROVAL OF THE NEW
             SUB-ADVISORY AGREEMENT BETWEEN THE MANAGER AND BAMCO,
                                      INC.

                       ZWEIG EQUITY (SMALL CAP) PORTFOLIO

BACKGROUND

         The Zweig Equity (Small Cap) Portfolio is currently sub-advised by Zweig under a Current Sub-Advisory Agreement between the Manager and Zweig.

         The Board has determined, based largely on the performance of the Portfolio in comparison to similar funds, that it is in the best interest of the shareholders of the Portfolio to replace the Current Sub-Adviser of the Portfolio. In connection therewith, the Board has approved the termination of the Current Sub-Advisory Agreement and replacement of Zweig with BAMCO pursuant to a New Sub-Advisory Agreement between the Manager and BAMCO. A form of the New Sub-Advisory Agreement is annexed as EXHIBIT A. The material terms of the New Sub-Advisory Agreement are substantially similar to the Current Sub-Advisory Agreement, with the exception of the identity of the sub-adviser and the effective date. Upon approval by shareholders of the Portfolio, the New Sub-Advisory Agreement will become effective on November 1, 2000 (previously defined as the Effective Date).

THE CURRENT AND NEW SUB-ADVISORY AGREEMENTS

         The Current Sub-Advisory Agreement between the Manager and Zweig, dated April 4, 2000, with respect to Zweig Equity (Small Cap) Portfolio was last approved by the Board of Directors, including all of the Independent Directors, on February 18, 2000 and by shareholders on April 4, 2000, in connection with a change in the investment manager. The following is a summary of the material terms of New Sub-Advisory Agreement, which are substantially similar to the material terms of the respective Current Sub-Advisory Agreement, with the exception of the identity of the New Sub-Adviser and effective date:

         ADVISORY SERVICES. BAMCO will provide a continuous investment program for the Portfolio, including investment research with respect to all securities and investments and cash equivalents in the Portfolio.

         COMPENSATION FOR SERVICES. The Manager (and not the Fund) will pay to BAMCO a sub-advisory fee at the annual rate of .80%, calculated as a percentage of the average daily net assets of the Portfolio. This rate is the same as the rate in effect under the Current Sub-Advisory Agreement. The sub-advisory fee for the fiscal year ended June 30, 2000 paid to Zweig by the Manager was $64,347.11 with respect to the Portfolio.

         PAYMENT OF EXPENSES. BAMCO agrees to assume and pay all of the costs and expenses of performing its obligations under the New Sub-Advisory Agreement.

         LIMITATION OF LIABILITY. Under the New Sub-Advisory Agreement, except as may otherwise be required under the 1940 Act, BAMCO and any of its affiliated persons and each person who, within the meaning of Section 15 of the Securities Act of 1933, as amended, controls BAMCO will not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered thereunder, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of BAMCO's duties, or by reason of reckless disregard of BAMCO's obligations and duties thereunder.

         TERM. The New Sub-Advisory Agreement provides that it will continue in effect for two years and thereafter from year to year, subject to Annual Approval.

         TERMINATION; ASSIGNMENT. The New Sub-Advisory Agreement may be terminated at any time without penalty upon 60 days' written notice by BAMCO, the Manager, the Board of Directors, acting pursuant to a resolution adopted by a majority of the Independent Directors, or by the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Portfolio (as defined in the 1940 Act). The New Sub-Advisory Agreement also provides that it will automatically terminate in the event of its assignment (as defined in the 1940 Act) or termination of the Management Agreement.

BOARD CONSIDERATIONS

          At a meeting held on August 21, 2000, the Board of Directors, including all the Independent Directors, unanimously approved the New Sub-Advisory Agreement pursuant to which BAMCO will serve as the Portfolio's sub-adviser in place of Zweig. The Board took into account the fact that except for the identity of the New Sub-Adviser and the effective date of the New Sub-Advisory Agreement, the material terms of the New Sub-Advisory Agreement, including the compensation payable thereunder, are substantially similar to those of the Current Sub-Advisory Agreement with Zweig. The Board determined that the terms of the New Sub-Advisory Agreement are fair and reasonable and that the approval of the New Sub-Advisory Agreement on behalf of the Portfolio is in the best interests of the Portfolio and its shareholders. In conjunction with the proposed change in sub-adviser, the Board also approved a change in the name of the Zweig Equity (Small Cap) Portfolio to the "Baron Small Cap Portfolio."

         In approving the New Sub-Advisory Agreement, the Directors evaluated the factors they deemed relevant with respect to the Portfolio. The Board considered the Manager's recommendation that the New Sub-Advisory Agreement be approved. In connection therewith, the Board considered that as part of the Manager's oversight responsibilities pursuant to the Management Agreement, the Manager (i) evaluates each Portfolio's performance in comparison to similar mutual funds and other market information, (ii) conducts searches for a replacement sub-adviser for each Portfolio when deemed necessary, (iii) selects, subject to the review and approval of the Board, a new sub-adviser that has distinguished itself by superior performance and (iv) oversees the continued performance of each sub-adviser.

         The Board determined, based largely on the performance of the Portfolio in comparison to similar funds, that it was in the best interest of the shareholders to replace Zweig as sub-adviser for the Portfolio. In selecting the BAMCO, the Board reviewed, among other things, BAMCO's historical performance record in managing similar investment companies and other client accounts, its name recognition in the investment community, its financial condition, and its overall commitment to the investment advisory business. The Board also considered that BAMCO was an investment adviser to other mutual funds and, as of June 30, 2000, managed approximately $6.7 billion in assets.

         The Board also approved the Manager's recommendation that the principal investment strategy of the Portfolio be modified in conjunction with the retention of the New Sub-Adviser. The fundamental investment objective of the Portfolio is to seek long-term capital appreciation. There is no proposal to change this objective or any of the Fund's fundamental investment restrictions. BAMCO proposes to manage the Portfolio in a manner similar to a retail mutual fund currently managed by BAMCO, the Baron Growth Fund. As a result, the Portfolio's principal investment strategy will be to seek to invest primarily in common stocks of smaller companies with market values under $2.0 billion selected for their capital appreciation potential. The principal investment strategy of the Portfolio is currently to invest primarily in small company stocks, which are stocks that have a market capitalization between $250 million and $1.5 billion. Thus, the Portfolio will retain its focus on small capitalization companies. In conjunction with the proposed change in sub-adviser, the Board has approved a change in the name of the Zweig Equity (Small Cap) Portfolio to the "Baron Small Cap Portfolio." The changes in the Portfolio's name and principal investment strategy will become effective on the Effective Date subject to shareholder approval of the New Sub-Advisory Agreement.

INFORMATION ABOUT BAMCO

         BAMCO, Inc., a New York corporation with its principal offices at 767 Fifth Avenue, New York, N.Y. 10153, is a subsidiary of Baron Capital Group, Inc. ("BCG"). Mr. Ronald Baron is the controlling stockholder of BCG and is BAMCO's chief investment officer. Mr. Baron has over 30 years of experience as a Wall Street analyst and has managed money for others for over 25 years. Baron Capital, Inc., a registered broker-dealer is also a subsidiary of BCG. As of June 30, 2000, BAMCO managed approximately $6.7 billion in assets. BAMCO also serves as investment adviser to other investment companies having similar investment objectives to the Zweig Equity (Small Cap) Portfolio (as proposed to be amended) as indicated in EXHIBIT D.

         The following chart lists the names and principal occupations of the principal executive officers and shareholders of BAMCO. The address of each, as it relates to his or her duties with BAMCO, is the same as that of BAMCO.

NAME                       PRINCIPAL OCCUPATION
----                       --------------------

Ronald Baron               Chairman, CEO, and Director of: Baron Capital, Inc.
                           (1982-Present), Baron Capital Management, Inc.
                           (1983-Present), Baron Capital Group, Inc.
                           (1984-Present), BAMCO, Inc. (1987-Present).

Clifford Greenberg         Vice President of: Baron Capital, Inc., Baron Capital
                           Group, Inc., BAMCO, Inc., (1997-Present); General
                           Partner, HPB Associates, LP (1984-1996) (investment
                           partnership).

Linda S. Martinson         General Counsel, Vice President and Secretary of
                           Baron Capital, Inc. (1983-Present), BAMCO, Inc.
                           (1987-Present), Baron Capital Group, Inc.
                           (1984-Present), Baron Capital Management, Inc.
                           (1983-Present).

Morty Schaja               President and Chief Operating Officer of Baron
                           Capital Inc. (1999-Present), Senior Vice President
                           and Chief Operating Officer of Baron Capital, Inc.
                           (1997-1999), Managing Director, Vice President, Baron
                           Capital, Inc. (1991-Present), and Director, Baron
                           Capital Group, Inc., Baron Capital Management, Inc.,
                           and BAMCO, Inc. (1997-Present).

Peggy C. Wong              Treasurer and Chief Financial Officer of Baron
                           Capital, Inc., Baron Capital Group, Baron Capital,
                           Inc., Baron Capital Group, Inc., BAMCO, Inc. and
                           Baron Capital Management, Inc. (1987-Present).

RECOMMENDATION OF THE BOARD OF DIRECTORS

         At an in-person meeting held on August 21, 2000, the Board of Directors, including all of the Independent Directors, voted unanimously to approve the New Sub-Advisory Agreement with respect to the Zweig Equity (Small
Cap) Portfolio and to recommend that shareholders of the Portfolio vote "FOR" the New Sub-Advisory Agreement.

         IF PROPOSAL NO. 5 IS NOT APPROVED BY THE SHAREHOLDERS OF THE ZWEIG EQUITY (SMALL CAP) PORTFOLIO, THE BOARD WILL CONSIDER WHAT OTHER ACTION, IF ANY, SHOULD BE TAKEN TO OBTAIN SUB-ADVISORY SERVICES WITH RESPECT TO SUCH PORTFOLIO. FAILURE TO APPROVE PROPOSAL NO. 5 BY THE SHAREHOLDERS OF THE ZWEIG EQUITY (SMALL CAP) PORTFOLIO WILL NOT AFFECT THE APPROVAL OF PROPOSALS NOS. 1, 2, 3 AND 4 WITH RESPECT TO THE OTHER PORTFOLIOS.

                               GENERAL INFORMATION

INFORMATION ABOUT THE MANAGER

         Touchstone Advisors, Inc., 311 Pike Street, Cincinnati, Ohio 45202, and its 111-year-old parent company, Western & Southern, 400 Broadway, Cincinnati, Ohio 45202, are part of The Western-Southern Enterprise -Registered Trademark- (the "Enterprise"), which is a family of companies that provides life insurance, annuities, mutual funds, asset management and other related financial services for millions of consumers nationwide. (Touchstone Advisors, Inc. is 100% owned by IFS Financial Services, Inc., 311 Pike Street, Cincinnati, Ohio 45202, which is 100% owned by Western-Southern Life Assurance Company, 400 Broadway, Cincinnati, Ohio 45202, a direct subsidiary of Western & Southern.) Through its seven companies, more than 4,800 associates and more than 50,000 individuals who sell its products, the Enterprise offers consumers a broad array of products and services to meet their financial security needs. As of June 30, 2000, the Enterprise owned or managed assets of approximately $25 billion and Touchstone Advisors, Inc. managed assets of approximately $1.5 billion (on a consolidated basis).

         The following chart lists the name, address and principal occupation of the principal executive officers and each director of Touchstone Advisors. The address of each, as it relates to his or her duties with respect to Touchstone Advisors, is the same as that of Touchstone Advisors.

NAME                                           PRINCIPAL OCCUPATION
----                                           --------------------
Jill Tripp McGruder                            Director, President & Chief Executive Officer
Teresa Siegel                                  Chief Financial Officer
Patricia Wilson                                Chief Compliance Officer
Donald J. Wuebbling                            Director, Secretary & Chief Legal Officer
William F. Ledwin                              Director
James N. Clark                                 Director
Edwin S. Heenan                                Vice President & Comptroller
Richard K. Taulbee                             Vice President
James J. Vance                                 Vice President & Treasurer
Robert F. Morand                               Assistant Secretary
David E. Dennison                              Assistant Treasurer
Robert A. Dressman                             Assistant Treasurer
Timothy D. Speed                               Assistant Treasurer

         None of the principal executive officers or Directors of the Manager is an officer or director of the Fund.

AFFILIATED BROKERS

         Zweig is affiliated with one or more registered broker-dealers. From time to time, a portion of each of the Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio's brokerage transactions has been conducted with such broker-dealers, subject to policies established by the Fund's Board to ensure that all brokerage commissions paid to such broker-dealers by the Portfolios with which they are affiliated are fair and reasonable. For the fiscal year ended June 30, 2000, the Fund paid $_______ and $________ in brokerage commissions with respect to the Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio to PXP Securities Corp. ("PXP Securities"), a registered broker-dealer, which is under common control with Phoenix/Zweig and, therefore, is an affiliated person of Phoenix/Zweig. For the fiscal year ended June 30, 2000, the brokerage commissions paid to PXP Securities as a percentage of the aggregate brokerage commissions paid by the Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio was approximately ____% and ___%, respectively.

         With respect to the Scudder Kemper Value Portfolio, EQSF intends to use brokers affiliated with EQSF as brokers for the Portfolio where, in its judgment, such firms will be able to obtain a price and execution at least as favorable as other qualified brokers. Martin J. Whitman, David M. Barse, Michael Carney and Ian M. Kirschner, who are executive officers of EQSF, are also executive officers of M.J. Whitman, Inc. ("MJW") and M.J. Whitman Senior Debt Corp., a broker of private debt instruments under common control with MJW.

DISTRIBUTOR

         Touchstone Securities, 311 Pike Street, Cincinnati, Ohio 45202, is the Fund's Distributor.

OTHER MATTERS

         The Board of Directors does not know of any other business to be brought before the meeting. If any other matters properly come before the meeting, proxies will vote on such matters in their discretion.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

         THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO CONTRACT OWNERS. COPIES OF THE ANNUAL AND SEMI-ANNUAL REPORTS MAY BE OBTAINED FROM THE FUND, WITHOUT CHARGE, BY CONTACTING THE FUND IN WRITING AT THE ADDRESS ON THE COVER OF THIS PROXY STATEMENT, OR BY CALLING 1-800-325-8583.

SHAREHOLDER PROPOSALS

         The Fund is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Fund's Articles of Incorporation. A shareholder proposal to be considered for inclusion in the proxy statement at any meeting of shareholders hereafter called must be submitted a reasonable time before the proxy statement relating thereto is mailed. Whether a proposal submitted will be included in the proxy statement will be determined in accordance with applicable federal and state laws.

                                            Respectfully Submitted,


                                            Kevin L. Howard
                                            Secretary

Dated: September ___, 2000

CONTRACT HOLDERS ARE REQUESTED TO FILL IN, DATE AND SIGN THE VOTING INSTRUCTIONS CARD AND RETURN IT PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE.

                                    EXHIBIT A
                                    ---------

                         Form of Sub-Advisory Agreement

                             SUB-ADVISORY AGREEMENT

AGREEMENT, made this day of _______, 2000, between Touchstone Advisors, Inc. (MANAGER), a Delaware corporation, and _________________(SUB-ADVISER).

WHEREAS, Manager, an indirect wholly-owned subsidiary of The Western and Southern Life Insurance Company, is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the ADVISERS ACT);

WHEREAS, the Sub-Adviser is an investment adviser registered under the Advisers Act;

WHEREAS, pursuant to a Management Agreement dated April 4, 2000 (the MANAGEMENT AGREEMENT), Manager acts as Investment Manager to The Legends Fund, Inc. (the
FUND), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 ACT);

WHEREAS, the Fund is authorized to issue multiple series of shares, each such series representing a separate portfolio of securities and investments; and

WHEREAS, Manager desires to retain the Sub-Adviser to furnish investment advisory services to the Third Avenue Value Portfolio of the Fund (the PORTFOLIO), and the Sub-Adviser is willing to accept such appointment on the terms and conditions set forth herein.

NOW, THEREFORE, based on the premises and the consideration set forth herein, Manager and the Sub-Adviser agree as follows:

SECTION 1. INVESTMENT ADVISORY SERVICES.

Subject to the supervision of the Fund's Board of Directors and Manager, the Sub-Adviser will provide a continuous investment program for the Portfolio and determine the composition of the assets of the Portfolio, including determination of the purchase, retention or sale of the securities, cash, and other investments contained in the Portfolio's holdings. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Portfolio's assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Portfolio, when these transactions should be executed, and what portion of the assets of the Portfolio should be held in the various securities and other investments in which it may invest, and the Sub-Adviser is hereby authorized to execute and perform such services on behalf of the Portfolio. To the extent, if any, permitted by the investment policies of the Portfolio, the Sub-Adviser shall make determinations as to and execute and perform futures contracts and options on behalf of the Portfolio. The Sub-Adviser will provide the services under this Agreement in accordance with the Portfolio's investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission (SEC). Manager agrees to supply the Sub-Adviser with a copy of the Registration Statement and each amendment thereto (the Registration Statement as amended from time to time hereinafter referred to as the REGISTRATION STATEMENT) and any other documents that set forth investment policies, procedures or restrictions governing the Portfolio and to notify the Sub-Adviser in writing of any changes in the investment objectives, policies, procedures and restrictions governing the Portfolio.

The Sub-Adviser further agrees as follows:

(a) The Sub-Adviser will manage the Portfolio (i) so that it will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the CODE), and (ii) so as to ensure compliance by the Portfolio with the diversification requirements of Section 817(h) of the Code and regulations issued thereunder. In managing the Portfolio in accordance with these requirements, the Sub-Adviser shall be entitled to receive and act upon advice of counsel to the Fund, counsel to Manager or counsel to the Sub-Adviser, provided the Sub-Adviser's counsel is acceptable to Manager.

(b) In undertaking its duties under this Agreement, the Sub-Adviser will comply with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Directors of which it has notice and the provisions of the Registration Statement.

(c) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as of the Sub-Adviser's or the Sub-Adviser's affiliates' other investment advisory clients, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, the Sub-Adviser will allocate the securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner that is fair and equitable in the Sub-Adviser's judgment in the exercise of the Sub-Adviser's fiduciary obligations to the Fund and to such other clients.

(d) In connection with the purchase and sale of securities for the Portfolio, the Sub-Adviser, together with Manager, will arrange for the transmission to the custodian, transfer agent, dividend disbursing agent and recordkeeping agent for the Fund (such custodian and agent or agents hereinafter referred to as the AGENT), on a daily basis, such confirmation, trade tickets (which shall state industry classifications unless the Sub-Adviser has previously furnished a list of classifications for portfolio securities), and other documents and information, including (but not limited to) Cusip or other numbers that identify securities to be purchased or sold on behalf of the Portfolio and, with respect to mortgage derivative and asset-backed securities purchased by the Sub-Adviser for the Portfolio, 1066Q reports and supplemental information as required to be available pursuant to IRS Publication 938, as may be reasonably necessary to enable the Agent to perform its administrative and recordkeeping responsibilities with respect to the Portfolio. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser will arrange for the automatic transmission of the confirmation of such trades to the Fund's Agent, and if requested, Manager.

(e) The Sub-Adviser will monitor on a daily basis, by review of daily pricing reports provided by the Agent to the Sub-Adviser, the determination by the Agent for the Fund of the valuation of portfolio securities and other investments of the Portfolio. The Sub-Adviser shall not be obligated to independently verify the Agent's pricing determinations, and the Agent's responsibility for accurate pricing determinations of the value of the Portfolios's securities shall not be reduced by the Sub-Adviser's duty to monitor such determinations. The Sub-Adviser will assist the Agent in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Portfolio for which the Agent seeks assistance from or identifies for review by the Sub-Adviser.

(f) The Sub-Adviser will make available to the Fund and Manager, promptly upon request, all of the Portfolio's investment records and ledgers maintained by the Sub-Adviser as are necessary to assist the Fund and Manager to comply with requirements of the 1940 Act and the Advisers Act, as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(g) The Sub-Adviser will provide reports, which may be prepared by the Agent, to the Fund's Board of Directors for consideration at meetings of the Board on the investment program for the Portfolio and the issuers and securities represented in the Portfolio's securities holdings, including a schedule of the investments and other assets held in the Portfolio and a statement of all purchases and sales for the Portfolio since the last such statement, and will furnish the Fund's Board of Directors with periodic and special reports with respect to the Portfolio as the Directors and Manager may reasonably request, including statistical information with respect to the Portfolio's securities. In addition, the Sub-Adviser will make available at each meeting of the Board of Directors, either in person or by telephone conference call as instructed by Manager on behalf of the Board of Directors of the Fund, an appropriate person to discuss the investment performance of the Portfolio.

(h) The Sub-Adviser will provide information and reports to Manager as Manager shall reasonably request to enable it to review the performance of the Sub-Adviser under this Agreement.

SECTION 2. BROKER-DEALER SELECTION.

The Sub-Adviser is responsible for decisions to buy and sell securities and other investments for the Portfolio, broker-dealer and futures commission merchant selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing portfolio transactions the Sub-Adviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Sub-Adviser's best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Sub-Adviser shall consider all relevant factors, including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Board of Directors may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 ACT), the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Sub-Adviser's having caused the Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Portfolio and to the Sub-Adviser's other clients as to which the Sub-Adviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Sub-Adviser may engage its affiliates, Manager and its affiliates or any other sub-adviser to the Fund and its respective affiliates as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for the Portfolio.

SECTION 3. RECORDS, REPORTS, ETC.

In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which the Sub-Adviser maintains for the Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or Manager's request or upon termination of this Agreement, although the Sub-Adviser may, at the Sub-Adviser's own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by the Rule 204-2 under the Advisers Act for the period specified in the Rule.

SECTION 4. PAYMENT OF EXPENSES.

The Sub-Adviser shall assume and pay all of the costs and expenses of performing its obligations under this Agreement.

SECTION 5. COMPENSATION FOR SERVICES.

Manager will pay to the Sub-Adviser a monthly sub-advisory fee (adjusted pro rata for any shorter applicable period) at an annual rate of .40% of the average daily net assets of the Portfolio from the management fee actually received by Manager from the Fund; provided, however, that the sub-advisory fee shall be reduced proportionately if the management fee actually paid to Manager by the Portfolio shall have been reduced as a result of applicable state expense limitations or fee waivers agreed to in writing by the Sub-Adviser. The sub-advisory fee shall be computed, accrue and be payable in the same manner as the management fee which is payable by the Fund to Manager pursuant to the Management Agreement and as specified in the Fund's Registration Statement.

SECTION 6. LIABILITY FOR SERVICES.

Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, and except as set forth in the next paragraph, the Fund and Manager agree that the Sub-Adviser, any of its affiliated persons, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended, controls the Sub-Adviser, shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser's duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties under this Agreement.

SECTION 7. INDEMNIFICATION BY SUB-ADVISER.

The Sub-Adviser agrees to indemnify and hold harmless Manager against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which Manager may become subject arising out of or based on the breach or alleged breach by the Sub-Adviser of any provisions of this Agreement; provided, however, that the Sub-Adviser shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by Manager and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from Manager's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by Manager of its duties. The foregoing indemnification shall be in addition to any rights that Manager may have at common law or otherwise. The Sub-Adviser's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control Manager, be controlled by

Manager or be under common control with Manager and its affiliates, directors, officers, employees and agents. The Sub-Adviser's agreements in this paragraph shall also extend to any of Manager's successors or the successors of the aforementioned affiliates, directors, officers, employees or agents.

SECTION 8. INDEMNIFICATION BY MANAGER.

Manager agrees to indemnify and hold harmless the Sub-Adviser against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which the Sub-Adviser may become subject arising out of or based on the breach or alleged breach by Manager of any provisions of this Agreement or the Management Agreement, or any wrongful action or alleged wrongful action by Manager or its affiliates in the distribution of the Fund's shares, or any wrongful action or alleged wrongful action by the Fund other than wrongful action or alleged wrongful action that was caused by the breach by the Sub-Adviser of the provisions of this Agreement; provided, however, that Manager shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by Manager and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Sub-Adviser's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Sub-Adviser of its duties. The foregoing indemnification shall be in addition to any rights that the Sub-Adviser may have at common law or otherwise. Manager's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Sub-Adviser, be controlled by the Sub-Adviser or be under common control with the Sub-Adviser and to each of the Sub-Adviser's and each such person's respective affiliates, directors, officers, employees and agents. Manager's agreements in this paragraph shall also extend to any of the Sub-Adviser's successors or the successors of the aforementioned affiliates, directors, officers, employees or agents.

SECTION 9. NOTICE AND DEFENSE OR PROCEEDINGS, ETC.

Promptly after receipt by a party indemnified under paragraph 7 or 8 above of notice of the commencement of any action, proceeding or investigation for which indemnification will be sought, such indemnified party shall promptly notify the indemnifying party in writing; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may otherwise have to any indemnified party unless such omission results in actual material prejudice to the indemnifying party. In case any action or proceeding shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, individually or jointly with any other indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of any action or proceeding, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. If the indemnifying party does not elect to assume the defense of any action or proceeding, the indemnifying party on a monthly basis shall reimburse the indemnified party for the legal fees and expenses incurred by the indemnified party for continuing its defense thereof. Regardless of whether or not the indemnifying party shall have assumed the defense of any action or proceeding, the indemnified party shall not settle or compromise the action or proceeding without the prior written consent of the indemnifying party.

SECTION 10. REPRESENTATIONS AND WARRANTIES; COVENANTS.

(a) The Sub-Adviser hereby represents and warrants as follows:

(i) The Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, and such registration is current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

(ii) The Sub-Adviser has all requisite authority to enter into, execute, deliver and perform the Sub-Adviser's obligations under this Agreement;

(iii) The Sub-Adviser's performance of its obligations under this Agreement does not conflict with any law, regulation or order to which the Sub-Adviser is subject; and

(iv) The Sub-Adviser has reviewed the Registration Statement for the Fund filed with the SEC, and with respect to the disclosure about the Sub-Adviser and the Portfolio or information relating, directly or indirectly, to the Sub-Adviser or the Portfolio which was made in reliance upon and in conformity with written information provided by the Sub-Adviser to the Fund specifically for use therein or, if written information was not provided, which the Sub-Adviser had the opportunity to review prior to filing with the SEC, such Registration Statement contains, as of its date, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

(b) The Sub-Adviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

(i) The Sub-Adviser shall maintain the Sub-Adviser's registration as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

(ii) The Sub-Adviser's performance of its obligations under this Agreement shall not conflict with any law, regulation or order to which the Sub-Adviser is then subject;

(iii) The Sub-Adviser shall at all times fully comply with the Advisers Act, the 1940 Act, all applicable rules and regulations under such Acts and all other applicable law;

(iv) The Sub-Adviser shall promptly notify Manager and the Fund upon the occurrence of any event that might disqualify or prevent the Sub-Adviser from performing its duties under this Agreement. The Sub-Adviser further agrees to notify Manager and the Fund promptly with respect to written material that has been provided to the Fund or Manager by the Sub-Adviser for inclusion in the Registration Statement or prospectus for the Fund or any supplement or amendment thereto, or, if written material has not been provided, with respect to the information in the Registration Statement or Prospectus, or any amendment or supplement thereto, reviewed by the Sub-Adviser, in either case of any untrue statement of a material fact or of any omission of any statement of a material fact which is required to be stated therein or is necessary to make the statements contained therein not misleading; and

(v) If the Sub-Adviser is a partnership, the Sub-Adviser shall notify the Fund and Manager of any change in membership within a reasonable time after such change.

SECTION 11. EXCLUSIVITY OF USE OF NAMES.

The Sub-Adviser acknowledges and agrees that the names THE LEGENDS FUND and PINNACLE, and abbreviations or logos associated with those names, are the valuable property of Manager and its affiliates; that the Fund, Manager and its affiliates have the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names THE LEGENDS FUND and PINNACLE, and associated abbreviations and logos, only in connection with the Sub-Adviser's performance of its duties hereunder.

Manager acknowledges that "__________" (the SUB-ADVISER'S OPERATING NAME) is distinctive in connection with investment advisory and related services provided by the Sub-Adviser, the Sub-Adviser's name is a property right of the Sub-Adviser, and the Sub-Adviser's name in the name of the Portfolio is understood to be used by the Fund with the Sub-Adviser's consent. The Sub-Adviser hereby grants to the Fund a non-exclusive license to use the Sub-Adviser's name in the name of the Portfolio upon the conditions hereinafter set forth; provided that the Fund may use such name only so long as the Sub-Adviser shall be retained as the investment sub-adviser of the Portfolio pursuant to the terms of this Agreement. Any such use by the Fund shall in no way prevent the Sub-Adviser or any of its successors or assigns from using or permitting the use of the Sub-Adviser's name along with any other word or words, for, by or in connection with any other entity or business, other than the Fund or its business, whether or not the same directly competes or conflicts with the Fund or its business in any manner.

Manager acknowledges that the Fund shall use the Sub-Adviser's name in the Portfolio for the period set forth herein in a manner not inconsistent with the interests of the Sub-Adviser and that the Fund's rights in the Sub-Adviser's name are limited to its use as a component of the Portfolio's name and in connection with accurately describing the activities of the Portfolio. In the event that the Sub-Adviser shall cease to be the investment sub-adviser of the Portfolio, then Fund at its own expense, upon the Sub-Adviser's written request:

(i) shall cease to use the Sub-Adviser's name, or any combination thereof as part of the Portfolio's name or for any other commercial purpose (other than the right to refer to the Portfolio's former name in the Fund's Registration Statement, proxy materials and other Fund documents to the extent required under the 1940 Act);

(ii) shall on all letterheads and other materials designed to be read or used by salesmen, distributors or investors, state in a prominent position and prominent type that the Sub-Adviser has ceased to be the investment sub-adviser of the Portfolio; and

(ii) shall use its best efforts to cause the Fund's officers and directors to take any all actions which may be necessary or desirable to effect the foregoing and to reconvey to the Sub-Adviser all rights which the Fund may have to such name. Manager agrees to take any all actions as may be necessary or desirable to effect the foregoing.

The Sub-Adviser hereby agrees and consents to the use of the Sub-Adviser's name upon the foregoing terms and conditions.

SECTION 12. ENTIRE AGREEMENT; AMENDMENT, WAIVER.

This Agreement supersedes all prior agreements between the parties and constitutes the entire agreement by the parties. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective with respect to the Portfolio until approved as required by the 1940 Act.

SECTION 13. EFFECTIVENESS AND DURATION OF AGREEMENT.

Unless sooner terminated, this Agreement shall continue in effect for two years and thereafter for successive one year periods, provided that continuation of this Agreement and the terms thereof are specifically approved annually in accordance with the requirements of the 1940 Act by a majority of the Directors of the Fund, including a majority of the Directors who are not interested persons of the Sub-Adviser, Manager or the Fund, cast in person at a meeting called for the purpose of voting on such approval.

SECTION 14. TERMINATION OF AGREEMENT, ASSIGNMENT.

This Agreement may be terminated at any time, without the payment of any penalty, by the Sub-Adviser or by Manager, upon sixty (60) days' written notice from the terminating party to the other party and to the Fund, or by the Fund, upon sixty (60) days written notice to the Sub-Adviser and Manager, acting pursuant to a resolution adopted by a majority of the members of the Board of Directors who are not interested persons or by a vote of the holders of the lesser of (1) 67% of the Portfolio's voting shares present if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

This Agreement shall automatically terminate in the event of its assignment or the termination of the

Management Agreement pertaining to the Portfolio. Termination of this Agreement shall not affect rights of the parties which have accrued prior thereto.

The provisions of paragraphs 6, 7, 8, 9 and 11 shall survive the termination of this Agreement.

SECTION 15. DEFINITIONS.

The terms ASSIGNMENT and INTERESTED PERSON when used in this Agreement shall have the meanings given such terms in the 1940 Act and the rules and regulations thereunder.

SECTION 16. CONCERNING APPLICABLE PROVISIONS OF LAW.

This Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control. This Agreement shall be governed by the laws of the State of New York, without reference to principles of conflicts of law.

SECTION 17. COUNTERPARTS.

This Agreement may be executed in counterparts, and each counterpart shall for all purposes be deemed an original and all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, authorized officers of Manager and the Sub-Adviser have executed this Agreement as of the day and year first written above.

TOUCHSTONE ADVISORS, INC.


By: ____________________________________


Attest:_________________________________


[SUB-ADVISER]


By: ____________________________________


Attest:_________________________________

                                    EXHIBIT B
                                    ---------

         The following list describes other investment companies currently advised by EQSF having a similar investment objective to the Scudder Kemper Value Portfolio (as proposed to be amended):


NAME OF SIMILAR FUND(S)               ASSETS OF SUCH FUND(S)          ADVISORY FEE RATE
-----------------------               ----------------------          -----------------
Third Avenue Value Fund                    $1.8 billion                      0.90%
Third Avenue Small-Cap Value Fund          $138 million                      0.90

                                    EXHIBIT C
                                    ---------

         The following list describes other investment companies currently advised by Gabelli having a similar investment objective to the Zweig Asset Allocation Portfolio (as proposed to be amended):


NAME OF SIMILAR FUND(S)               ASSETS OF SUCH FUND(S)          ADVISORY FEE RATE*
-----------------------               ----------------------          -----------------
Gabelli Blue Chip Value Fund             $13.1 million                      1.00%*
Gabelli Asset Fund                        $2.0 billion                      1.00%
Gabelli Value Fund                        $1.2 billion                      1.00%
Gabelli Equity Income Fund               $83.9 million                      1.00%
Gabelli Small Cap Growth Fund           $345.4 million                      1.00%
Gabelli Growth Fund                       $4.0 billion                      1.00%



















* Gabelli has agreed to cap total expenses at 2.00% until December 31, 2000.

                                    EXHIBIT D
                                    ---------

         The following list describes other investment companies currently advised by BAMCO having a similar investment objective to the Zweig Equity (Small Cap) Portfolio (as proposed to be amended):

NAME OF SIMILAR FUND(S)               ASSETS OF SUCH FUND(S)          ADVISORY FEE RATE
-----------------------               ----------------------          -----------------
Baron Growth Fund                          $552 million                     1.00%